EXHIBIT 10.15

          WAIVER,  dated as of  September  10, 2001 (this  "WAIVER"),  under the
Credit Agreement dated as of January 29, 2001 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among AUDIO VISUAL SERVICES CORPORATION, a Delaware corporation (the "PARENT"), AUDIO VISUAL SERVICES (NY) CORPORATION, a New York corporation (the "COMPANY"; together with the Parent, the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and CHASE SECURITIES INC. as Arranger.


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof;

          WHEREAS, the Company, the Lenders and the Administrative Agent are requesting the implementation of a restructuring of the Company's Indebtedness and equity structure;

          WHEREAS, in order to assist with the implementation of the restructuring, the Company has requested a waiver of any Default or Event of Default arising from any failure of the Borrowers to achieve the minimum Consolidated Unadjusted EBITDA required by Section 6.01(a) of the Credit Agreement for the 12 month period ending September 30, 2001; and

          WHEREAS, the Lenders are willing to agree to the foregoing requests, but only on the terms and subject to the conditions of this Waiver contained herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

          SECTION 1. DEFINITIONS.

          Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

          SECTION 2. WAIVER.

          2.1 WAIVER. The Lenders hereby waive: (i) any Default or Event of Default under Article VII(c) of the Credit Agreement resulting from the Borrowers failure to achieve the minimum Consolidated Unadjusted EBITDA required by Section 6.01(a) of the Credit Agreement for the period of four consecutive fiscal quarters ending on September 30, 2001; and (ii) any Default or Event of Default under Article VII(e) of the Credit Agreement resulting from the occurrence of an event of default under the Existing Credit Agreement arising on account of

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                                                                               2


the Borrowers' failure to achieve the minimum "Consolidated Unadjusted EBITDA" (as defined in the Existing Credit Agreement) required by Section 7.01(c) of the Existing Credit Agreement for the period of four consecutive fiscal quarters ending on September 30, 2001.

          SECTION 3. ACKNOWLEDGMENT/RELEASE.

          3.1 COLLATERAL. Each Loan Party ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the liens and security interests granted to secure any of the Obligations by such Loan Party to the Administrative Agent, for the benefit of the Lenders, pursuant to the Security Documents to which such Loan Party is a party. Each Loan Party acknowledges and agrees that all such liens and security interests granted by such Loan Party shall continue to secure the Obligations from and after the date hereof.

          3.2 RELEASE. Each Loan Party acknowledges and agrees that such Loan Party has no claim, right or cause of action of any kind against any Lender, the Administrative Agent or any of such Lender's or the Administrative Agent's present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents (collectively with their respective successors and assigns, the "LENDER PARTIES") in connection with the
Obligations, the Credit Agreement and the other Loan Documents, or the transactions contemplated hereby or thereby. Each Loan Party unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, liabilities, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which such Loan Party or any predecessor, might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof in connection with the Obligations, the Credit Agreement and the other Loan Documents.

          SECTION 4. MISCELLANEOUS.

          4.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. (a) After giving effect to this Waiver, the Borrowers hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Waiver.

          (b) The Borrowers further represent and warrant that as of the date hereof, the Borrowers and the other Loan Parties are truly and justly indebted (including contingent liabilities in respect of Letters of Credit) to the Agents and the Lenders pursuant to the Loan Documents, in the principal amount of $16,000,000.00 plus accrued interest, fees and other amounts payable pursuant to the Loan Documents, without defense, counterclaim or offset of any kind.

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                                                                               3


          4.2 CONDITIONS TO EFFECTIVENESS OF THIS WAIVER. This Waiver shall be effective as of the date first set forth above upon the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and each Lender and consented to by the Loan Parties (other than the Borrowers);

          (b) receipt by the Administrative Agent of the Seventh Amendment and Waiver to the Existing Credit Agreement, duly executed and delivered by the Borrowers, each Lender and consented to by the Loan Parties (as such capitalized terms are defined in the Existing Credit Agreement); and

          (c) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 9.05 of the Credit Agreement and for which invoices have been submitted.

          4.3 LIMITED EFFECT. Except as expressly waived by this Waiver, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Waiver shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents, including without limitation, any amendment, modification or waiver of any section amended or waived pursuant to this Waiver for any other date or time period.

          4.4 GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          4.5 COUNTERPARTS. This Waiver may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                     AUDIO VISUAL SERVICES CORPORATION


                                     By: /s/ DIGBY J. DAVIES
                                        ----------------------------------------
                                        Name:  Digby J. Davies
                                        Title: President & COO


                                     AUDIO VISUAL SERVICES (NY)
                                     CORPORATION


                                     By: /s/ DIGBY J. DAVIES
                                        ----------------------------------------
                                        Name:  Digby J. Davies
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                     THE CHASE MANHATTAN BANK,
                                     Individually and as Administrative Agent


                                     By: /s/ THOMAS A. DINNEEN
                                        ----------------------------------------
                                        Name:  Thomas A. Dinneen
                                        Title: Managing Director


                                     BBT FUND, L.P.
                                     By: BBT GENPAR, L.P., Its General Partner
                                     By: BBT-FW, INC., Its General Partner


                                     By: /s/ WILLIAM O. REIMANN
                                        ----------------------------------------
                                        Name:  William O. Reimann
                                        Title: Vice President


                                     HALCYON RESTRUCTURING FUND, L.P.


                                     By: /s/ ROBERT F. DAVIS
                                        ----------------------------------------
                                        Name:  Robert F. Davis
                                        Title: Principal

                                     HIGHLAND LEGACY LIMITED


                                        By: /s/ TODD TRAVERS
                                        ----------------------------------------
                                        Name:  Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.


                                     NOMURA SPECIAL SITUATIONS
                                     INVESTMENT TRUST


                                     By: /s/ DAVID A. VANASKY, JR.
                                        ----------------------------------------
                                        Name:  David A. Vanasky, Jr.
                                        Title: Vice President
                                               Wilmington Trust Company
                                               not in its individual capacity
                                               but solely as Owner Trustee


                                     VAN-KAMPEN SENIOR INCOME TRUST


                                     By: /s/ DOUGLAS L. WINCHELL
                                        ----------------------------------------
                                        Name:  Douglas L. Winchell
                                        Title: Vice President

Each of the undersigned hereby consents to the foregoing Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Waiver.


                                        AVSC INTELLECTUAL PROPERTY
                                        MANAGEMENT, INC.


                                        By: /s/ DIGBY J. DAVIES
                                           -------------------------------------
                                           Name:  Digby J. Davies
                                           Title: Executive Vice President & COO


                                        AUDIO VISUAL SERVICES GROUP, INC.


                                        By: /s/ DIGBY J. DAVIES
                                           -------------------------------------
                                           Name:  Digby J. Davies
                                           Title: Executive Vice President & COO


                                        VISUAL ACTION HOLDINGS INC.


                                        By: /s/ DIGBY J. DAVIES
                                           -------------------------------------
                                           Name:  Digby J. Davies
                                           Title: Executive Vice President


                                        HRI, V.I., INC.


                                        By: /s/ DIGBY J. DAVIES
                                           -------------------------------------
                                           Name:  Digby J. Davies
                                           Title: Executive Vice President